                                                             EXHIBIT 23.3


                     [WILLIAMS, ROGERS, LEWIS LETTERHEAD]





                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the use of our report dated March 11, 1996 on the financial statements of C4 Media Cable Southeast, Limited Partnership included in or made part of FrontierVision Operating Partners, LP's Form S-1 registration statement.


        /s/ WILLLIAMS, ROGERS, LEWIS & CO.
        -----------------------------------
        Williams, Rogers, Lewis & Co., P.C.
        August 1, 1996